                                                                   EXHIBIT 10.13

This 1998 Incentive and Non-Qualified Stock Option Plan shall take effect only upon consummation of an initial public offering of the Company's Common Stock.


                                 CARESIDE, INC.
               1998 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

                            EFFECTIVE ______________

     Section 1.  Purposes.
                 --------

     The purposes of the Plan are (a) to promote the long-term growth and profitability of the Company by providing key personnel with incentive to improve shareholder value; (b) to contribute to the growth and financial success of the Company; and (c) to enable the Company to attract, retain and award the best available persons for positions of substantial responsibility. The Plan is intended to comply with the conditions and requirements for employee benefit plans under Rule 16b-3, promulgated under Section 16 of the Exchange Act. The Options issued pursuant to the Plan are intended to constitute either Incentive Stock Options, or non-qualified stock options, as determined by the Committee, or the Board, if no Committee has been appointed, at the time of Award. The type of Options awarded will be specified in the Option Agreement between the Company and the Optionee. The terms of this Plan shall be incorporated into the Option Agreement to be executed by the Optionee.

     Section 2.  Definitions.
                 -----------

     (a) "Administrator" shall be the Board or a Committee appointed by the Board pursuant to Section 3 of the Plan, which shall administer the Plan.

     (b) "Award" shall mean a grant of Options to an Employee pursuant to the provisions of this Plan. Each separate grant of Options to an Employee and each group of Options which matures on a separate date is treated as a separate Award.

     (c) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

     (d) "Change of Control" shall mean the happening of an event, which shall be deemed to have occurred upon the earliest to occur of the following events:
(i) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's voting capital stock immediately prior to the merger or consolidation will have at least 30% of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis), which voting capital stock is to be held in the same proportion (on a fully diluted basis) as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation, or (iii) the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than (A) the Company, or (B) any of its Subsidiaries, or (C) any of the holders of the capital stock of the Company, as determined on the date that this Plan is adopted by the Board, or (D) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (E) any Affiliate (as such term is defined in Rule 405 promulgated under the Securities Act) of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control, over more than 70% of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of directors who shall have been either members of the Board on the date that this Plan is adopted by the Board or members of the Board for at least twelve (12) months prior to the date of such approval, or (iv) the first day after the date of this Plan when directors are elected such that there shall have been a change in the composition of the Board such that a majority of the Board shall have been members of the Board for less than twelve (12) months, unless the nomination for election of each new director who was not a director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the directors then still in office who were directors at the beginning of such period, or (v) the date upon which the Board determines (in its sole discretion) that based on then current available information, the events described in clause (iii) are reasonably likely to occur.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4 of the Plan, if one is appointed, in which event the Committee shall possess the power and authority of the Board.

     (g) "Company" shall mean CARESIDE, Inc., a Delaware corporation.

     (h) "Common Stock" shall mean common stock of the Company, $.01 par value per share.

     (i) "Disability" or "Disabled" shall mean the inability of an Optionee to perform his or her normal employment duties for the Company, its Parent, any of its Subsidiaries or its successors, as the case may be, resulting from a mental or physical illness, impairment or any other similar occurrence which can be expected to result in death or which has lasted or can be expected to last for a period of twelve (12) consecutive months, as determined by the Board;

provided, however, that a Disability shall not be determined to occur any earlier than it would under the provisions of any employment agreement applicable to the Optionee.

     (j) "Employee" shall mean any person, including officers, employed by the Company, its Parent, any of its Subsidiaries or its successors, but excluding directors of the Company who are not otherwise employees. The payment of directors' fees by the Company, its Parent, any of its Subsidiaries or its successors, as the case may be, shall not be sufficient to constitute employment. Additionally, and notwithstanding the foregoing sentence, solely for purposes of determining those persons eligible under the Plan to be recipients of Awards of Options, which Options shall be limited to non-qualified stock options, and not for the purpose of affecting the status of the relationship between such person and the Company, the term "Employee" shall include independent contractors and consultants to the Company.

     (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (l) "Fair Market Value" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 8 hereof.

     (m) "Grant Date" means (i) the effective date of registration under Section 12 of the Exchange Act of a class of equity securities of the Company and (ii) each date thereafter prescribed under the Company's Articles of Incorporation and By-laws for the election of directors which falls before the earlier of (A) the date six months after the termination of such registration, or (B) the tenth anniversary of the date on which this Plan is adopted by the Board.

     (n) "Incentive Stock Option" shall mean an Option which is an incentive stock option as described in Section 422 of the Code.

     (o) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Administrator may, to the extent the Administrator deems it necessary or desirable to comply with Section 162(m) of the Code and applicable regulations thereunder, ensure that each Non-Employee Director also qualifies as an "outside director" as that term is defined in the regulations under Section 162(m) of the Code.

     (p) "Option" shall mean an Incentive Stock Option or a non-qualified stock option to purchase Shares that is awarded pursuant to the Plan.

     (q) "Option Agreement" shall mean a written agreement executed by an Optionee and the Company as in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.

     (r) "Optionee" shall mean an Employee to whom an Option is awarded.

     (s) "Parent" shall mean a "parent corporation" whether now or hereafter existing, as defined in Sections 424(e) and (g) of the Code.

     (t) "Plan" shall mean the CARESIDE, Inc. 1998 Incentive and Non-Qualified Stock Option Plan, as amended from time to time.

     (u) "Pool" shall mean the pool of shares of Common Stock subject to the Plan, as described and set forth in Section 6 hereof.

     (v) "Private Asset Sale" shall mean a transaction which constitutes a sale of all or substantially all of the Company's assets, which transaction shall be deemed to have occurred upon the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company.

     (w) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (x) "Shares" shall mean shares of Common Stock contained in the Pool, as adjusted in accordance with Section 9 of the Plan.

     (y) "Stock Purchase Agreement" shall mean an agreement in such form as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which an Optionee shall be required to execute as a condition of purchasing Shares upon the exercise of an Option.

     (z) "Subsidiary" shall mean a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

     Section 3.   Participation.  Options may be granted at any time and from
                  -------------
time to time to any Employee who shall be selected by the Administrator. Any grant of Options may include or exclude any Employee as the Administrator shall determine in its sole discretion. Employees who are consultants or independent contractors not employed by the Company are eligible to be granted Non-Qualified Stock Options under the Plan but are not eligible to be granted Incentive Stock Options under the Plan.

     Section 4.  Administration.
                 --------------

     (a) Procedure. The Plan shall be administered by the Board or a Committee
         ---------
consisting of not less than two (2) persons appointed by the Board, which shall be the Administrator. In the event the Company has a class of equity securities registered under the Exchange Act, the Board shall administer the Plan; provided that it may appoint a Committee in accordance with Section 4(b).

     (b) Committees.  If a Committee is appointed by the Board, then the
         ----------
Committee shall possess the power and authority of the Board in administering the Plan on behalf of the Board, subject to the terms and conditions as the Board may prescribe.

     Members of the Committee shall be members of the Board and shall serve for such period of time as the Board may determine. From time to time, the Board may increase the size the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, in the event the Company has a class of equity securities registered under the Exchange Act, the Committee shall be composed solely of two (2) or more Non-Employee Directors.

     (c) Powers of the Administrator.  Subject to the provisions of the Plan
         ---------------------------
(and, in the case of the Committee, the specific duties delegated by the Board to such Committee), the Administrator shall have the authority, in its sole discretion: (i) to make Awards of Options; (ii) to determine, upon review of relevant information and in accordance with Section 8 of the Plan, the Fair Market Value per Share; (iii) to determine the exercise price of the Options to be awarded in accordance with Sections 7 and 8 of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be awarded, and the number of Shares to be subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option awarded under the Plan, each Option Agreement and each Stock Purchase Agreement (which need not be identical with the terms of other Options, Option Agreements and Stock Purchase Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option, Option Agreement or Stock Purchase Agreement; (vii) to accelerate the vesting or exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the Award or exercise of Options; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the Award of an Option previously awarded by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the Award or exercise thereof; and (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

     (d) Effect of the Board's or Committee's Decision.  All decisions,
         ---------------------------------------------
determinations and interpretations of the Board or the Committee shall be final and binding with respect to all Options and Optionees.

     (e) Limitation of Liability.  Notwithstanding anything herein to the
         -----------------------
contrary (with the exception of Section 30 hereof), no member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option awarded hereunder.

     Section 5.  Eligibility.
                 -----------

     Options may be awarded only to Employees. An Employee who has been awarded an Option, if he or she is otherwise eligible, may be awarded additional Options.

     Section 6.  Stock Subject to the Plan.
                 -------------------------

     Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be awarded and sold under the Plan is 540,000 (collectively, the "Pool"). The maximum aggregate number of Shares with respect to which Options may be granted under the Plan to any Employee under the Plan during any calendar year is 10,000 Shares. Options awarded from the Pool may be either Incentive Stock Options or non-qualified stock options, as determined by the Board. If an Option should expire or become unexercisable for any reason without having been exercised in full, or, if Shares are subsequently repurchased by the Company, the unpurchased or repurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, return to the Plan and become available for future Awards under the Plan.

     Section 7.  Terms and Conditions of Options Awarded to Employees,
                 -----------------------------------------------------
Consultants and Independent Contractors.
---------------------------------------

     Each Option awarded pursuant to the Plan shall be authorized by the Board and shall be evidenced by an Option Agreement in such form as the Board may from time to time determine. Each Option Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

     (a) Number of Shares.  The number of Shares subject to the Option, which
         ----------------
may not include fractional Shares.

     (b) Option Price.  The price per Share payable on the exercise of any
         ------------
Option which is an Incentive Stock Option shall be stated in the Option Agreement and shall be no less than the Fair Market Value per share of the Common Stock on the date such Option is awarded, without regard to any restriction other than a restriction which by its terms will never lapse. Notwithstanding the foregoing, if an Option which is an Incentive Stock Option shall be awarded under this Plan to any Employee who, at the time of the Award of such Option, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company (or its Parent or Subsidiaries), the price per Share payable upon exercise of such Option shall be no less than one hundred ten percent (110%) of the Fair Market Value of the stock on the date such Option is awarded. The price per Share payable on the exercise of an Option which is a non-qualified stock option shall be stated in the Option Agreement.

     (c) Consideration.  The consideration to be paid for the Shares to be
         -------------
issued upon the exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check or shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board, provided that shares of Common Stock may be surrendered in satisfaction of the exercise price only if the Optionee has held such shares for more than six months (or such shorter time as shall not, in the Board's sole discretion have an adverse effect on the Company's financial statements). In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. If the consideration for the exercise of an Option is the surrender of previously acquired and owned shares of Common Stock, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the shares of Common Stock used to effect the purchase, including without limitation, representations and warranties that the Optionee has good and marketable title to such shares of Common Stock free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such shares of Common Stock without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory
to the Company.   Further, to the extent that Optionee surrenders Common Stock previously acquired pursuant to an Incentive Stock Option, the Optionee will be required (i) to certify that the applicable holding period with respect thereto required for favorable tax treatment under Section 422 of the Code has been met or (ii) to acknowledge the income tax consequences in the event the holding period has not been met. The value of the shares of Common Stock used to effect the purchase shall be the Fair Market Value of such shares of Common Stock on the date of exercise as determined by the Board in its sole discretion, exercised in good faith.

     (d) Form of Option.  The Option Agreement will state whether the Option
         --------------
awarded is an Incentive Stock Option or a non-qualified stock Option, and will constitute a binding determination as to the form of Option awarded.

     (e) Exercise of Options.  Any Option awarded hereunder shall be exercisable
         -------------------
only after it shall have vested in accordance with the Plan and then only at such times and under such conditions as may be determined by the Board and as shall be permissible under the terms of the Plan, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

         An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. An Option may not be exercised solely for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by an executed Stock Purchase Agreement and any other agreements required by the terms of the Plan and/or Option Agreement. Full payment may consist of such consideration and method of payment allowable under Section 7 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 9 of the Plan.

          As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for Award under the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (f) Term and Vesting of Options.
         ---------------------------

         (i) Except as provided otherwise in an Option Agreement, options granted pursuant to each Award shall vest over a five (5) year period, at a rate of twenty percent (20%) each year. The Administrator may specify additional vesting conditions, including performance vesting conditions.

               (ii) Vesting shall be accelerated, and Optionees shall become fully vested in any and all Awards under the Plan, upon the occurrence of any one of the following events: (A) a Change of Control; (B) a Private Sale; (C) the Optionee's death or Disability while in the employ of or engagement by the Company; or (D) the retirement of the Optionee from the employ of the Company at or after age 65; provided, however, that vesting shall not be accelerated in the
                 -----------------
event of a Change of Control, Private Sale, death, Disability or retirement with respect to that portion of any Option which is subject to performance vesting criteria which have not been satisfied as of the date of such event.

               (iii) Notwithstanding any other provision of this Plan, no Incentive Stock Option shall be (A) awarded under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (B) exercisable more than ten (10) years from the date of Award; provided, however, that if an Incentive Stock Option shall be awarded under this Plan to any Employee who, at the time of the Award of such Option, owns stock possessing more than ten percent (10%) of the total combined voting power for all classes of the stock of the Company (or its Parent or Subsidiaries), the foregoing clause (B) shall be deemed modified by substituting "five (5) years" for the term "ten (10) years" that appears therein.

               (iv) No Option awarded to any Optionee shall be treated as an Incentive Stock Option to the extent such Option would cause the aggregate Fair Market Value of all Shares with respect to which Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year (determined as of the date of Award of each such Option) to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order awarded. For purposes of this subsection, Incentive Stock Options include all incentive stock options under all plans of the Company and its Parent and Subsidiaries that are incentive stock option plans as described in Section 422 of the Code. Options awarded hereunder shall mature and become exercisable in whole or in part, in accordance with such vesting schedule as the Board shall determine, which schedule shall be stated in the Option Agreement. Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

         (g)   Termination of Options.
               ----------------------

               (i) Unless sooner terminated as provided in this Plan, each Option shall be exercisable for the period of time as shall be determined by the Board and set forth in the Option Agreement, and shall be void and unexercisable thereafter.

               (ii) Except as otherwise provided herein or in the Option Agreement, upon the termination of the Optionee's employment or other relationship with the Company for any reason, Options exercisable on the date of termination of employment or such other relationship shall be exercisable by the Optionee (or in the case of the Optionee's death subsequent to termination of employment or such other relationship, by the Optionee's executor(s) or administrator(s)) for a period of three (3) months from the date of the Optionee's termination of employment or such other relationship.

                    (iii) Upon the Disability or death of an Optionee while in the employ of or engagement by the Company, Options held by such Optionee which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee's Disability or death, by the Optionee or his legal guardian or representative or, in the case of death, by his executor(s) or administrator(s); provided, however, that if such disabled Optionee shall commence any employment or engagement during such one (1) year period with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board, all Options held by such Optionee which have not yet been exercised shall terminate immediately upon the commencement thereof.

                    (iv) Options may be terminated at any time by agreement between the Company and the Optionee.

                    (v)   Forfeiture. Notwithstanding any other provision of
                          ----------
this Plan, if the Optionee's employment or engagement is terminated for "cause" (as such term is defined in the Optionee's employment agreement or non-disclosure agreement with the Company, if any, and if the Optionee is not a party to any such agreement, then, as such term is defined in the Stock Purchase Agreement) or if the Board makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company, or
(ii) has been convicted of a felony or (iii) has disclosed trade secrets or confidential information of the Company or (iv) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate upon the date of such a finding, or, if earlier, the date of termination of employment or engagement for "cause." In the event of such a finding, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option purchase price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

          Section 8. Determination of Fair Market Value of Common Stock.
                     ---------------------------------------------------

          (a) Except to the extent otherwise provided in this Section 8, the Fair Market Value of a share of Common Stock shall be determined by the Board in its sole discretion.

     (b) Notwithstanding the provisions of Section 8(a), in the event that shares of Common Stock are traded in the over-the-counter market, the Fair Market Value of a share of Common Stock, other than for purposes of determining the price per Share payable on the exercise of an Option which is an Incentive Stock Option, shall be the average of the bid and asked prices for a share of Common Stock for a period of ten (10) consecutive trading days ending on the relevant valuation date as reported in The Wall Street Journal (or, if not so
                                       -----------------------
reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System). In the event shares of Common Stock are listed on a national or regional securities exchange or traded through the NASDAQ National Market, the Fair Market Value of a share of Common Stock shall be the average of the closing price for a share of Common Stock on the exchange or on the NASDAQ National Market, as reported in The Wall Street
                                                          ---------------
Journal for a period of ten (10) consecutive trading days ending on the relevant
-------
valuation date.

     (c) Notwithstanding the provisions of Section 8(a), in the event that shares of Common Stock are traded in the over-the-counter market, the Fair Market Value of a share of Common Stock for purposes of determining the price per Share payable on the exercise of an Option which is an Incentive Stock Option shall be determined by the Board in its sole discretion.

     Section 9.  Adjustments.
                 -----------

     (a) Subject to required action by the stockholders, if any, the number of Shares as to which Options may be awarded under this Plan and the number of Shares subject to outstanding Options and the option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations.

     (b) No fractional Shares shall be issuable on account of any action aforesaid, and the aggregate number of Shares into which Shares then covered by an Option, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action, and any right to a fractional share shall be satisfied in cash, based on the Fair Market Value thereof.

     Section 10.  Rights as a Stockholder.
                  -----------------------

     The Optionee shall have no rights as a stockholder of the Company and shall not have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

     Section 11.  Time of Awarding Options.
                  ------------------------

          The date of Award of an Option shall, for all purposes, be the date on which the Board makes the determination awarding such Option. Notice of the determination shall be given to each Employee to whom an Option is so awarded within a reasonable time after the date of such Award.

          Section 12.  Modification, Extension and Renewal of Option.
                       ---------------------------------------------

          Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised). Notwithstanding the foregoing, (a) no modification of an Option which adversely affects the Optionee shall be made without the consent of the Optionee, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "incentive stock option" as described in Section 422 of the Code.

          Section 13.  Purchase for Investment and Other Restrictions.
                       ----------------------------------------------

          The issuance of Shares on the exercise of an Option shall be conditioned on obtaining such appropriate representations, warranties, restrictions and agreements of the Optionee as set forth in the applicable Stock Purchase Agreement. Among other representations, warranties, restrictions and agreements, the Optionee shall represent and agree that the purchase of Shares under the applicable Option Agreement shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares subject to the Option are registered under the Securities Act and the transfer or sale of such Shares complies with all other laws, rules and regulations applicable thereto. Unless the Shares are registered under the Securities Act, the Optionee shall acknowledge that the Shares purchased on exercise of the Option are not registered under the Securities Act and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act, and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal and state securities laws, rules and regulations. Additionally, the Shares, when issued upon the exercise of an Option, shall be subject to other transfer restrictions, rights of first refusal and rights of repurchase as set forth in or incorporated by reference into the applicable Stock Purchase Agreement. The certificates representing the Shares shall contain the following legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY

          ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO CARESIDE, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS. MOREOVER, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND RESTRICTED BY THE PROVISIONS OF A CERTAIN STOCK PURCHASE AND RESTRICTION AGREEMENT BETWEEN CARESIDE, INC. AND THE STOCKHOLDER, A COPY OF WHICH AGREEMENT WILL BE FURNISHED BY CARESIDE, INC. UPON WRITTEN REQUEST AND WITHOUT CHARGE, AND ALL OF THE PROVISIONS OF SUCH AGREEMENT ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

          Section 14.  Transferability.
                       ---------------

          No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Optionee, his Options shall be exercisable only by him, or, in the event of his legal incapacity or Disability, by his legal guardian or representative.

          Section 15.  Other Provisions.
                       ----------------

          The Option Agreement and Stock Purchase Agreement may contain such other provisions as the Board in its discretion deems advisable and which are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

          Section 16.  Amendment of the Plan.
                       ---------------------

          Insofar as permitted by law and the Plan, the Board may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option; provided, however, that without approval of the stockholders, no such revision or amendment may change the aggregate number of Shares for which Options may be awarded hereunder, change the designation of the class of Employees eligible to receive Options or decrease the price at which Options may be awarded.

          Any other provision of this Section 16 notwithstanding, the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the Incentive Stock Options or the non-qualified stock Options available under the Plan continue to be treated as such, respectively, under all applicable laws.

          Section 17.  Application of Funds.
                       --------------------

          The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes.

          Section 18.  No Obligation to Exercise Option.
                       --------------------------------

          The awarding of an Option shall impose no obligation upon the Optionee to exercise such Option.

          Section 19.  Approval of Stockholders.
                       ------------------------

          This Plan shall become effective, on the date that both (i) it has been adopted by the Board, and (ii) the Company has consummated an initial public offering of its Common Stock; provided, however, that it shall become limited to a non-qualified stock option plan if it is not approved by the holders of a majority of the Company's outstanding voting stock within one year (365 days) of its adoption by the Board. The Board may award Options hereunder prior to approval of the Plan or any material amendments thereto by the holders of a majority of the Company's outstanding voting stock; provided, however, that any and all Options so awarded automatically shall be converted into non-qualified stock options if the Plan is not approved by such stockholders within 365 days of its adoption or material amendment.

          Section 20.  Conditions Upon Issuance of Shares.
                       ----------------------------------

          (a) Options awarded under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon the exercise thereof.

          (b) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (c) As a condition to the exercise of an Option, the Board may require the person exercising such Option to execute an agreement with, and/or may require the person exercising such Option to make any representation and/or warranty to the Company as may be, in the judgment of counsel to the Company, required under applicable law or regulation, including but not limited to a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is appropriate under any of the aforementioned relevant provisions of law.

          Section 21.  Reservation of Shares.
                       ---------------------

          The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          Section 22.  Stock Option and Stock Purchase Agreements.
                       ------------------------------------------

          Options shall be evidenced by an Option Agreement in such form or forms as the Board shall approve from time to time. Upon the exercise of an Option, the Optionee shall sign and deliver to the Company a Stock Purchase Agreement in such form or forms as the Board shall approve from time to time.

          Section 23.  Taxes, Fees, Expenses and Withholding of Taxes.
                       ----------------------------------------------

          (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the Award of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

          (b) The Award of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the Award or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

          Section 24.  Notices.
                       -------

          Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Optionee or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

          Section 25.  No Enlargement of Employee Rights.
                       ---------------------------------

          This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment or service of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ or service of the Company, its Parent, any Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporation to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in Options authorized hereunder prior to the Award thereof to such Employee, and upon such Award he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

          Section 26.  Information to Optionees.
                       ------------------------

          The Company, upon request, shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

          Section 27.  Availability of Plan.
                       --------------------

          A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

          Section 28.  Invalid Provisions.
                       ------------------

          In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

          Section 29.  Applicable Law.
                       --------------

          This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

          Section 30.  Board Action.
                       ------------

          Notwithstanding anything to the contrary set forth in this Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with this Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, shall be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required pursuant to (i) the Company's Certificate of Incorporation (as the same may be amended and/or restated from time to time), (ii) the Company's Bylaws (as the same may be amended and/or restated from time to time), and (iii) any agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).